MET INVESTORS SERIES TRUST

SUPPLEMENT DATED JUNE 17, 2013

TO THE

PROSPECTUS DATED APRIL 29, 2013

JANUS FORTY PORTFOLIO

The following changes are made to the prospectus of Janus Forty Portfolio (the “Portfolio”), a series of Met Investors Series Trust.

In the Portfolio Summary, the subsection entitled “Portfolio Manager” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Manager. A. Douglas Rao, Portfolio Manager, has managed the Portfolio since 2013.

The information about the portfolio manager of the Portfolio in the subsection entitled “The Subadviser” of the section entitled “Additional Information about Management” is amended and restated as follows:

A. Douglas Rao, Portfolio Manager, has managed the Portfolio since June 2013. Mr. Rao joined Janus in May 2013. Prior to joining Janus, he was a Partner and Portfolio Manager at Chautauqua Capital Management from 2012 to 2013 and a Portfolio Manager at Marsico Capital Management, LLC from 2007 to 2012.